UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2022

Satellogic V Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39953	85-1030340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Ruta 8 Km 17,500, Edificio 300

Oficina 324 Zonamérica

Montevideo, 91600, Uruguay

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (704) 894-4482

CF Acquisition Corp. V

110 East 59th Street, New York, NY 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	CFFVU	The Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	CFV	The Nasdaq Capital Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	CFFVW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, Satellogic V Inc. (formerly known as CF Acquisition Corp. V), a Delaware corporation (“CF V”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), on July 5, 2021, with Nettar Group Inc. (d/b/a Satellogic), a business company with limited liability incorporated under the laws of the British Virgin Islands (“Satellogic”), Satellogic Inc., a business company with limited liability incorporated under the laws of the British Virgin Islands and a direct wholly owned subsidiary of Satellogic (“PubCo”), and the other persons party thereto. The transactions contemplated by the Merger Agreement (the “Business Combination”) is described in the definitive proxy statement filed by CF V with the U.S. Securities and Exchange Commission (the “SEC”) on November 12, 2021, as supplemented (the “Proxy Statement”).

The Business Combination was consummated in accordance with the terms of the Merger Agreement on January 25, 2022. As a result of the Business Combination, CF V became a wholly-owned subsidiary of PubCo.

Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Proxy Statement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

To the extent required by Item 2.01 of Form 8-K, the disclosure set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders

In connection with the Business Combination, on January 25, 2022, CF V notified the Nasdaq Capital Market (“NASDAQ”) of the consummation of the Business Combination and requested (i) that NASDAQ suspend trading of CF V’s Class A common stock, par value $0.0001 per share (“CF V Class A Common Stock” and together with CF V’s Class B common stock, par value $0.0001 per share, “CF V Common Stock”), CF V’s warrants to purchase CF V Common Stock and CF V’s units, each comprised of one share of CF V Class A Common Stock and one-third of a warrant to purchase shares of CF V Common Stock (collectively, the “CF V Securities”), effective January 25, 2022, and (ii) file with the SEC a Form 25 to delist the CF V Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

CF V intends to file a certification on Form 15 with the SEC to deregister the CF V Securities and suspend CF V’s obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modifications to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01.	Changes in Control of Registrant

To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As of the time of the CF V Merger and as a result of the Business Combination, a change in control of CF V occurred and CF V became a wholly-owned subsidiary of PubCo.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with consummation of the Business Combination, the following officers and directors of CF V ceased to hold their respective positions: Howard W. Lutnick ceased to be Chairman and Chief Executive Officer; Anshu Jain ceased to be President and director; Jane Novak ceased to be Chief Financial Officer; and the following individuals also ceased to be directors: Steve Bisgay, Natasha Cornstein and Louis Zurita.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 24, 2022, CF V held a special meeting of stockholders (the “Special Meeting”) in connection with the Business Combination contemplated by the Merger Agreement.

Present at the Special Meeting, via the virtual meeting platform or by proxy, were holders of 25,111,974 shares of CF V Common Stock representing approximately 78.8% of the voting power of the CF V Common Stock as of November 1, 2021, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 31,850,000 shares of CF V Common Stock issued and outstanding.

At the Special Meeting, CF V’s stockholders voted on and approved the Business Combination Proposal, as defined and described in greater detail in the Proxy Statement and incorporated herein by reference. The Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to CF V’s stockholders as the Business Combination Proposal received a sufficient number of votes for approval.

The approval of the Business Combination Proposal required the affirmative vote of a majority of the issued and outstanding shares of CF V Common Stock as of the Record Date. Set forth below are the final voting results for the Business Combination Proposal:

The Business Combination Proposal. A proposal to adopt and approve the Merger Agreement and to approve the Business Combination. The following is a tabulation of the votes with respect to the Business Combination Proposal, which was approved by CF V’s stockholders:

For	Against	Abstain
24,217,575	437,404	456,995

Item 7.01.	Regulation FD Disclosure.

CF V expects PubCo’s Class A ordinary shares and warrants to commence trading on the Nasdaq Capital Market under the ticker symbols “SATL” and “SATLW”, respectively, on January 26, 2022.

Item 8.01.	Other Events.

Holders of 23,143,646 shares of CF V Class A Common Stock elected to redeem their shares in connection with the Business Combination.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements regarding the closing of the Liberty [not defined here] investment and CF V’s, Satellogic’s, PubCo’s or their respective management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on CF V’s, PubCo’s and Satellogic’s current expectations and beliefs concerning future developments and their potential effects on CF V, PubCo or Satellogic and include statements concerning (i) leadership changes, (ii) Satellogic’s ability to scale its constellation, (iii) Satellogic’s ability to meet image quality expectations and continue to offer superior unit economics, (iv) Satellogic’s ability to become or remain an industry leader, (v) Satellogic’s ability to address all commercial applications for satellite imagery or address a certain total addressable market, (vi) expectations regarding the closing of the Liberty investment and whether available cash following such closing will be sufficient to meet Satellogic’s business objectives, and (vii) the expected timing of closing the Liberty transaction. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are based on various assumptions, whether or not identified in this press release. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by, an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CF V and Satellogic. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the Liberty investment may not be completed in a timely manner or at all, which may adversely affect the price of PubCo’s securities, (ii) the effect of the of the transactions on Satellogic’s business relationships, operating results and business generally, (iii) risks that the transaction disrupts current plans and operations of Satellogic, (iv) changes in the competitive and highly regulated industries in which Satellogic operates, variations in operating performance across competitors and changes in laws and regulations affecting Satellogic’s business, (v) the ability to implement business plans, forecasts and other expectations, and identify and realize additional opportunities, (vi) the risk of downturns in the commercial launch services, satellite and spacecraft industry, (vii) the outcome of any legal proceedings that may be instituted against PubCo, Satellogic or CF V related to the Merger Agreement or the related transactions, (viii) volatility in the price of PubCo’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Satellogic operates or plans to operate, variations in performance across competitors, changes in laws and regulations affecting Satellogic’s business and changes in the combined capital structure, (ix) costs related to the transactions and the failure to realize anticipated benefits of the transactions or to realize estimated pro forma results and underlying assumptions, (x) the risk that Satellogic and its current and future collaborators are unable to successfully develop and commercialize Satellogic’s products or services, or experience significant delays in doing so, (xi) the risk that Satellogic may never achieve or sustain profitability, (xii) the risk that Satellogic may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xiii) the risk that PubCo experiences difficulties in managing its growth and expanding operations, (xiv) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations, (xv) the risk of product liability or regulatory lawsuits or proceedings relating to Satellogic’s products and services, and (xvi) the risk that Satellogic is unable to secure or protect its intellectual property. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Proxy Statement and other documents filed or to be filed by CF V or PubCo from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and PubCo, Satellogic and CF V assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of PubCo, Satellogic or CF V give any assurance that PubCo or Satellogic will achieve their expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SATELLOGIC V INC. (formerly known as CF Acquisition Corp. V)

By:	/s/ Rebeca Brandys
Name:	Rebeca Brandys
Title:	Authorized Signatory

Dated: January 25, 2022

[Signature Page to Form 8-K filed with the SEC by Satellogic V Inc. - Consummation of Business Combination]

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